KUTAK ROCK
                                  A Partnership
                       Including Professional Corporations
                                   Suite 2100
                           225 Peachtree Street, N.E.
                           Atlanta, Georgia 30303-1731



                                               April 11, 1997



First Investors Management Company, Inc.
95 Wall Street
New York, New York 10005-4297

                  Re:      First Investors Multi-State Insured Tax Free Fund

Gentlemen:

         We hereby consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus.

                                               Very truly yours,

                                               /s/Michael K. Wolensky
                                                  Michael K. Wolensky
                                                  on behalf of KUTAK ROCK